NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated January 15, 2010, to the Natixis Cash Management Trust – Money Market Series Statement of Additional Information, dated September 1, 2009, as may be revised or supplemented from time to time.

Effective immediately, the following paragraph is added to the section “Portfolio Holdings Information” immediately following Item (2) in that section, and paragraphs currently numbered (3) and (4) are renumbered as (4) and (5), respectively:

(3)	Disclosure to SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purpose provided (full portfolio holdings provided weekly);